Exhibit 21

Subsidiary Name	Jurisdiction
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited	India
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.	MN
Ameriprise Financial Services, Inc.	DE
TIC TPS Portland 35, LLC	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.	DE
Seligman Partners, LLC	DE
RiverSource CDO Seed Investments, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.	DE
RiverSource Life Insurance Company	MN
RiverSource REO 1, LLC	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Limited	Singapore
Threadneedle Investments Taiwan Limited	Taiwan
Ameriprise Holdings Singapore (Pte.) Limited	Singapore
Threadneedle EMEA Holdings 1, LLC	MN
Threadneedle Asset Management Holdings Sàrl	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai

E-9

Exhibit 21

Subsidiary Name	Jurisdiction
TAM Investment Limited	UK
Threadneedle International Investments GMBH	Switzerland
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Holdings Limited	UK
Tam UK Holdings Limited	UK
Threadneedle Asset Management Holdings Limited	UK
Columbia Threadneedle Foundation	UK
TC Financing Limited	UK
Threadneedle Asset Management Limited	UK
Threadneedle Investment Services Limited	UK
Threadneedle Asset Management (Nominees) Limited	UK
ADT Nominees Limited	UK
Convivo Asset Management Limited	UK
Sackville Tipp Property (GP) Limited	UK
Threadneedle Investment Advisors Limited	UK
Threadneedle Portfolio Managers Limited	UK
Threadneedle Asset Management Finance Limited	UK
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	UK
Threadneedle International Limited	UK
Threadneedle Investment Services GMBH	Germany
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	UK
Threadneedle Management Services Limited	UK
Threadneedle Capital Management Limited	UK
Threadneedle Pension Trustees Limited	UK
Threadneedle Securities Limited	UK
Threadneedle Navigator Isa Manager Limited	UK
Threadneedle Pensions Limited	UK
Sackville (TPEN)	UK
Threadneedle Portfolio Services Limited	UK
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Unit Trust Manager Limited	UK
Threadneedle Property Investments Limited	UK
Cornbrash Park Management Company Limited	UK
Sackville LCW (GP) Limited	UK
Sackville LCW Sub LP 1 (GP) Limited	UK
Sackville LCW Nominee 1 Limited	UK
Sackville LCW Nominee 2 Limited	UK
Sackville Property (GP) Limited	UK
Sackville Property (GP) Nominee 1 Limited	UK
Sackville Property (GP) Nominee 2 Limited	UK
Sackville Property Hayes (Jersey GP) Limited	UK
Sackville UKPEC 6 Hayes Nominee 1 Limited	UK
Sackville UKPEC 6 Hayes Nominee 2 Limited	UK
Sackville Property St James (Jersey GP) Limited	UK
Sackville UKPEC9 St James Nominee 1 Limited	UK
Sackville UKPEC9 St James Nominee 2 Limited	UK
Sackville Property Tower (Jersey GP) Limited	UK
Sackville UKPEC7 Tower Nominee 1 Limited	UK

E-10

Exhibit 21

Subsidiary Name	Jurisdiction
Sackville UKPEC7 Tower Nominee 2 Limited	UK
Sackville Property Victoria (Jersey GP) Limited	UK
Sackville UKPEC8 Victoria Nominee 1 Limited	UK
Sackville UKPEC8 Victoria Nominee 2 Limited	UK
Sackville SPF IV Property (GP) Limited	UK
Sackville SPF IV (GP) No.1 Limited	UK
Sackville SPF IV Property Nominee (1) Limited	UK
Sackville SPF IV Property Nominee (2) Limited	UK
Sackville SPF IV (GP) No.2 Limited	UK
Sackville SPF IV Property Nominee (3) Limited	UK
Sackville SPF IV Property Nominee (4) Limited	UK
Sackville SPF IV (GP) No.3 Limited	UK
Sackville SPF IV Property Nominee (5) Limited	UK
Sackville SPF IV Property Nominee (6) Limited	UK
Sackville Tandem Property (GP) Limited	UK
Sackville Tandem Property Nominee Limited	UK
Sackville TPEN Property (GP) Limited	UK
Sackville TPEN Property Nominee (2) Limited	UK
Sackville TPEN Property Nominee Limited	UK
Sackville TSP Property (GP) Limited	UK
Sackville TSP Property Nominee Limited	UK
Sackville UK Property Select II (GP) Limited	UK
Sackville UK Property Select II (GP) No.1 Limited	UK
Sackville UK Property Select II Nominee (1) Limited	UK
Sackville UK Property Select II (GP) No.2 Limited	UK
Sackville UK Property Select II Nominee (2) Limited	UK
Sackville UK Property Select II (GP) No.3 Limited	UK
Sackville UK Property Select II Nominee (3) Limited	UK
Sackville UKPEC1 Leeds (GP) Limited	UK
Sackville UKPEC 1 Leeds Nominee 1 Limited	UK
Sackville UKPEC 1 Leeds Nominee 2 Limited	UK
Sackville UKPEC 2 Galahad (GP) Limited	UK
Sackville UKPEC 2 Galahad Nominee 1 Limited	UK
Sackville UKPEC 2 Galahad Nominee 2 Limited	UK
Sackville UKPEC 3 Croxley (GP) Limited	UK
Sackville UKPEC 3 Croxley Nominee 1 Limited	UK
Sackville UKPEC 3 Croxley Nominee 2 Limited	UK
Sackville UKPEC 4 Brentford (GP) Limited	UK
Sackville UKPEC 4 Brentford Nominee 1 Limited	UK
Sackville UKPEC 4 Brentford Nominee 2 Limited	UK
Sackville UKPEC 5 Kensington (GP) Limited	UK
Sackville UKPEC 5 Kensington Nominee 1 Limited	UK
Sackville UKPEC 5 Kensington Nominee 2 Limited	UK
Threadneedle UK Property Equity Club PCC	UK

E-11